For immediate release For more information, contact:
                                                              Investor Relations
                                                                  (972) 699-4041
                                                       Email: investor@kaneb.com

                      KANEB Reports Strong Results for 2003



DALLAS, TX (February 25, 2004) - KANEB today reported results for the year ended December 31, 2003. The Kaneb Companies are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P. (NYSE: KPP, "the Partnership"). Kaneb Services LLC's wholly owned subsidiary, Kaneb Pipe Line Company LLC, is the Partnership's General Partner.

"In 2003, we integrated the major acquisitions we made in 2002 and focused on the performance of those operations, as well as our core business, to generate increased cash flow. Our success in this effort enabled us to increase cash distributions twice this year for KSL shareholders and KPP unitholders. In 2003, we completed our financing for these $600 million of acquisitions, which were financed half with equity and half with debt. Over 85% of our debt is at attractive fixed rates, thereby limiting our exposure to rising interest rates. We have a strong balance sheet, and KANEB is well positioned for substantial growth going forward as we also completed a new revolving credit facility of $400 million, with the ability to increase it to $450 million," said John R. Barnes, Chairman and CEO of Kaneb Services LLC.


2003 RESULTS FOR KANEB SERVICES LLC

For the year ended December 31, 2003, Kaneb Services LLC income before gain on issuance of units by KPP and cumulative effect of change in accounting principle (see Supplemental Information in the attached table) was $22.5 million, compared with $22.3 million in the prior year. KSL reported net income was $33.1 million for the year, compared with $47.2 million for the prior year. Diluted earnings per share, before gain on issuance of units by KPP and cumulative effect of change in accounting principle (see Supplemental Information in the attached table) were $1.91, compared with $1.90 last year. Distributions received from KPP, net of general and administrative expenses and parent company interest expense, (see Supplemental Information in the attached table) increased 19% to $22.5 million in 2003, compared with $18.9 million in the prior year.

KSL was formed in 2001 as a limited liability company taxed as a partnership from assets previously held by Kaneb Services, Inc. (now Xanser Corporation). Those assets include the KPP general partner interest and incentive, as well as
5.1 million Partnership units, a wholesale petroleum product marketing company and a wholly owned subsidiary that manages and operates the pipeline and terminaling assets of KPP.


2003 RESULTS FOR KANEB PIPE LINE PARTNERS, L.P.

Kaneb Pipe Line Partners, L.P. reported revenues of $570.4 million in 2003, compared to $386.6 million in the prior year. Net income for 2003 was $82.4 million, compared with $73.1 million in 2002. Net income per unit was $2.68 after a cumulative increase of over 20% in weighted average number of units outstanding, compared with $2.96 in the prior year.

"In 2003, the Partnership began to realize the positive, accretive full year effect of substantial acquisitions made in the prior year," said Edward D. Doherty, chairman and chief executive officer of Kaneb Pipe Line Company LLC, the Partnership's General Partner. "We are looking forward to an excellent year in 2004."

Pipeline revenues for 2003 (see Supplemental Information in the attached table) were $119.6 million, compared with $82.7 million last year. Pipeline operating income increased to $51.9 million, compared with $38.6 million for 2002. The $36.9 million increase in pipeline revenues and the $13.2 million increase in pipeline operating income demonstrate the positive effect of the Koch and Tesoro pipeline acquisitions, which were completed in November and December 2002, respectively. Petroleum pipeline barrel miles shipped in 2003 were 21.3 billion, compared with 18.3 billion in the prior year.

Terminaling revenues for 2003 (see Supplemental Information in the attached table) were $235.0 million, compared with $206.0 million in the prior year. Terminaling operating income was $66.5 million, compared with $65.0 million for 2002. The $29.0 million increase in terminaling revenue reflects significant contributions from the Statia and Australia/New Zealand terminal acquisitions, which were completed in March and September 2002, respectively. Terminaling operating income, which was $1.5 million over the prior year, was reduced by unusually high repairs and maintenance costs as well as other costs related to Hurricane Isabel. Terminaling average annual barrels of tankage utilized were
46.7 million in 2003, compared with 46.5 million in 2002, and the average annual revenues per barrel of tankage utilized increased in 2003 to $5.02, compared with $4.43 in the prior year.

ABOUT KANEB

KANEB is a single business represented by two separate publicly traded entities on the New York Stock Exchange. KANEB's business is focused on mid-stream energy assets -- refined petroleum product pipelines, and petroleum and specialty liquids storage and terminaling facilities. KANEB is a major transporter of refined petroleum products in the Midwest and is the third largest independent liquids terminaling company in the world. Worldwide operations include facilities in 29 states, the District of Columbia, Canada, the Netherlands Antilles, Australia, New Zealand and the United Kingdom. Its publicly traded entities are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P., (NYSE: KPP, "the Partnership").

Kaneb Services LLC was formed as a limited liability company in 2001 from assets previously held by Kaneb Services, Inc. (now Xanser Corporation). Those assets include the KPP general partner interest and incentive as well as 5.1 million Partnership units, a wholesale petroleum product marketing company, and a wholly owned subsidiary, Kaneb Pipe Line Company LLC, that manages and operates the pipeline and terminaling assets of KPP. KSL is a unique limited liability company, the only publicly traded, cash distributing entity taxed as a partnership that owns the general partner interest of another publicly traded master limited partnership.

Kaneb Pipe Line Partners, L.P., a master limited partnership, was formed in 1989 to own a 2,075 mile common carrier pipeline system from Kansas to North Dakota that has been managed by Kaneb Pipe Line Company LLC since 1953. Pipeline acquisitions in 1995 and 1998 added 725 miles of pipeline in Colorado, Iowa, South Dakota and Wyoming. In 2002, the Partnership acquired the largest fertilizer pipeline in the country, a 2,000-mile pipeline system that runs from the Louisiana Gulf Coast to the upper Midwest states. In December 2002, the Partnership acquired a 400 mile products pipeline and four terminals in North Dakota and Minnesota. The Partnership entered the liquids terminaling business with a large acquisition in 1993, and has more than tripled the size of this operation through subsequent acquisitions. In 2001, the Partnership completed a $165 million acquisition of seven West Coast, U.S. terminals. In 2002, the Partnership completed a $300 million acquisition of two world-class terminaling facilities located in Point Tupper, Nova Scotia, Canada and on the island of St. Eustatius in the Netherlands Antilles and the acquisition of eight bulk liquid storage terminals in Australia and New Zealand.

Certain of the statements in this press release are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the company's business, and other risks and uncertainties detailed from time to time in the companies' periodic reports filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect, the company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the company, or any other person, that the objectives and plans of the company will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and the company assumes no obligation to update any forward-looking statements.

KANEB SERVICES LLC
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share amounts)
(Unaudited)

                                                                          Three Months
                                                                       Ended December 31,      Year Ended December 31,
                                                                     ---------------------     -----------------------
                                                                        2003         2002         2003         2002
                                                                     ---------    ---------    ---------    ---------
Consolidated revenues:
        Services                                                     $  88,897    $  80,723    $ 354,591    $ 288,669
        Products                                                       125,179      103,331      511,200      381,159
                                                                     ---------    ---------    ---------    ---------
                Total consolidated revenues                            214,076      184,054      865,791      669,828
                                                                     ---------    ---------    ---------    ---------
Consolidated costs and expenses:
        Cost of products sold                                          119,779       99,143      486,310      367,870
        Operating costs                                                 42,415       39,608      169,380      132,269
        Depreciation and amortization                                   13,350       12,031       53,195       39,471
        Gain on sale of assets                                            --           (503)        --           (609)
        General and administrative                                       8,708        7,434       28,402       24,468
                                                                     ---------    ---------    ---------    ---------
                Total consolidated costs and expenses                  184,252      157,713      737,287      563,469
                                                                     ---------    ---------    ---------    ---------
Consolidated operating income                                           29,824       26,341      128,504      106,359

Consolidated interest and other income                                     157        3,182          365        3,664

Consolidated interest expense                                          (10,760)      (8,227)     (39,576)     (29,171)

Consolidated loss on debt extinguishment                                  --         (1,170)        --         (3,282)
                                                                     ---------    ---------    ---------    ---------
Consolidated income before gain on issuance of units by KPP, income taxes, interest of outside non-controlling partners in KPP's net income and cumulative effect of change in
        accounting principle                                            19,221       20,126       89,293       77,570

Gain on issuance of units by KPP                                          --          7,550       10,898       24,882

Income tax expense                                                      (1,290)        (472)      (4,887)      (2,585)

Interest of outside non-controlling partners in KPP's net income       (12,757)     (14,397)     (61,908)     (52,639)
                                                                     ---------    ---------    ---------    ---------

Income before cumulative effect of change in accounting principle        5,174       12,807       33,396       47,228

Cumulative effect of change in accounting principle - adoption of
        new accounting standard for asset retirement obligations          --           --           (313)        --
                                                                     ---------    ---------    ---------    ---------
Net income                                                           $   5,174    $  12,807    $  33,083    $  47,228
                                                                     =========    =========    =========    =========
Earnings per share:
      Basic:
           Before cumulative effect of change in accounting
                principle                                            $    0.44    $    1.12    $    2.89    $    4.13
           Cumulative effect of change in accounting principle            --           --          (0.03)        --
                                                                     ---------    ---------    ---------    ---------
                                                                     $    0.44    $    1.12    $    2.86    $    4.13
                                                                     =========    =========    =========    =========
       Diluted:
           Before cumulative effect of change in accounting
                principle                                            $    0.43    $    1.09    $    2.84    $    4.02
           Cumulative effect of change in accounting principle            --           --          (0.03)        --
                                                                     ---------    ---------    ---------    ---------
                                                                     $    0.43    $    1.09    $    2.81    $    4.02
                                                                     =========    =========    =========    =========

KANEB SERVICES LLC
SUPPLEMENTAL INFORMATION
(In thousands, except per share amounts)
(Unaudited)


                                                                          Three Months
                                                                        Ended December 31,      Year Ended December 31,
                                                                      ----------------------    -----------------------
                                                                         2003         2002         2003        2002
                                                                      ---------    ---------    ---------    ---------
Income before cumulative effect of change
        in accounting principle                                       $   5,174    $  12,807    $  33,396    $  47,228
Gain on issuance of units by KPP                                           --         (7,550)     (10,898)     (24,882)
                                                                      ---------    ---------    ---------    ---------
Income before gain on issuance of units by KPP and cumulative
        effect of change in accounting principle                      $   5,174    $   5,257    $  22,498    $  22,346
                                                                      =========    =========    =========    =========
Diluted earnings per share before gain on issuance of units by
        KPP and cumulative effect of change in accounting principle   $    0.43    $    0.45    $    1.91    $    1.90
                                                                      =========    =========    =========    =========


Weighted average diluted shares outstanding                              11,914       11,746       11,792       11,755
                                                                      =========    =========    =========    =========
Consolidated revenues (including KPP):
        Pipeline                                                      $  30,826    $  24,752    $ 119,633    $  82,698
        Terminaling                                                      58,071       55,971      234,958      205,971
        Product Marketing                                               125,179      103,331      511,200      381,159
                                                                      ---------    ---------    ---------    ---------
                                                                      $ 214,076    $ 184,054    $ 865,791    $ 669,828
                                                                      =========    =========    =========    =========
Consolidated operating income (including KPP):
        Pipeline                                                      $  12,824    $  11,202    $  51,860    $  38,623
        Terminaling                                                      14,965       14,078       66,532       65,040
        Product Marketing                                                 2,599        1,755       12,233        4,692
        General and administrative expenses                                (564)        (694)      (2,121)      (1,996)
                                                                      ---------    ---------    ---------    ---------
                                                                      $  29,824    $  26,341    $ 128,504    $ 106,359
                                                                      =========    =========    =========    =========
Supplemental cash flow information:
        Distributions received from KPP                               $   6,838    $   5,616    $  25,239    $  21,612
        General and administrative expenses                                (564)        (694)      (2,121)      (1,996)
        Parent Company interest expense                                    (139)        (185)        (613)        (718)
                                                                      ---------    ---------    ---------    ---------
                                                                      $   6,135    $   4,737    $  22,505    $  18,898
                                                                      =========    =========    =========    =========

KANEB PIPE LINE PARTNERS, L.P.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per unit amounts)
(Unaudited)


                                                                           Three Months
                                                                       Ended December 31,      Year Ended December 31,
                                                                     ---------------------     -----------------------
                                                                        2003         2002         2003         2002
                                                                     ---------    ---------    ---------    ---------
Revenues:
        Services                                                     $  88,897    $  80,723    $ 354,591    $ 288,669
        Products                                                        53,408       34,259      215,823       97,961
                                                                     ---------    ---------    ---------    ---------
                Total revenues                                         142,305      114,982      570,414      386,630
                                                                     ---------    ---------    ---------    ---------
Costs and expenses:
        Cost of products sold                                           49,065       31,465      195,100       90,898
        Operating costs                                                 42,198       39,375      168,537      131,326
        Depreciation and amortization                                   13,341       12,017       53,155       39,425
        Gain on sale of assets                                            --           (503)        --           (609)
        General and administrative                                       7,855        5,758       25,121       19,869
                                                                     ---------    ---------    ---------    ---------
                Total costs and expenses                               112,459       88,112      441,913      280,909
                                                                     ---------    ---------    ---------    ---------
Operating income                                                        29,846       26,870      128,501      105,721

Interest and other income                                                  129        3,156          261        3,570

Interest expense                                                       (10,579)      (7,978)     (38,757)     (28,110)

Loss on debt extinguishment                                               --         (1,170)        --         (3,282)
                                                                     ---------    ---------    ---------    ---------
Income before minority interest, income taxes and cumulative
        effect of change in accounting principle                        19,396       20,878       90,005       77,899

Minority interest in net income                                           (180)        (198)        (848)        (738)

Income tax expense                                                      (1,408)      (1,102)      (5,223)      (4,083)
                                                                     ---------    ---------    ---------    ---------
Income before cumulative effect of change in accounting principle       17,808       19,578       83,934       73,078

Cumulative effect of change in accounting principle - adoption of
        new accounting standard for asset retirement obligations          --           --         (1,577)        --
                                                                     ---------    ---------    ---------    ---------
Net income                                                              17,808       19,578       82,357       73,078

General partner's interest in net income                                (2,252)      (1,526)      (8,426)      (5,638)
                                                                     ---------    ---------    ---------    ---------
Limited partners' interest in net income                             $  15,556    $  18,052    $  73,931    $  67,440
                                                                     =========    =========    =========    =========
Allocation of net income per unit:
        Before cumulative effect of change in accounting principle   $    0.55    $    0.74    $    2.74    $    2.96
        Cumulative effect of change in accounting principle               --           --          (0.06)        --
                                                                     ---------    ---------    ---------    ---------
                                                                     $    0.55    $    0.74    $    2.68    $    2.96
                                                                     =========    =========    =========    =========

Weighted average number of Partnership units outstanding                28,318       24,296       27,633       22,763
                                                                     =========    =========    =========    =========


KANEB PIPE LINE PARTNERS, L.P.
SUPPLEMENTAL INFORMATION
(Unaudited)


                                                             Three Months          Year Ended
                                                          Ended December 31,    Ended December 31,
                                                         -------------------   -------------------
                                                            2003      2002       2003       2002
                                                         --------   --------   --------   --------
Revenues (in 000s):
        Pipeline                                         $ 30,826   $ 24,752   $119,633   $ 82,698
        Terminaling                                        58,071     55,971    234,958    205,971
        Product sales                                      53,408     34,259    215,823     97,961
                                                         --------   --------   --------   --------
                                                         $142,305   $114,982   $570,414   $386,630
                                                         ========   ========   ========   ========

Operating income (in 000s):
        Pipeline                                         $ 12,824   $ 11,202   $ 51,860   $ 38,623
        Terminaling                                        14,965     14,078     66,532     65,040
        Product sales                                       2,057      1,590     10,109      2,058
                                                         --------   --------   --------   --------
                                                         $ 29,846   $ 26,870   $128,501   $105,721
                                                         ========   ========   ========   ========

Depreciation and amortization (in 000s):
        Pipeline                                         $  3,569   $  2,276   $ 14,117   $  6,408
        Terminaling                                         9,556      9,555     38,089     32,368
        Product sales                                         216        186        949        649
                                                         --------   --------   --------   --------
                                                         $ 13,341   $ 12,017   $ 53,155   $ 39,425
                                                         ========   ========   ========   ========

Capital expenditures (in 000s):
        Pipeline                                         $  3,094   $  2,321   $  9,584   $  9,469
        Terminaling                                         9,377      6,292     34,572     20,953
        Product sales                                         217        559        585        679
                                                         --------   --------   --------   --------
                                                         $ 12,688   $  9,172   $ 44,741   $ 31,101
                                                         ========   ========   ========   ========

Petroleum pipeline operating statistics - Barrel miles
        shipped (in billions)                                 5.5        4.6       21.3       18.3
                                                         ========   ========   ========   ========

Terminaling operating statistics:
        Average annual barrels of tankage
             utilized (in millions)                          45.9       49.7       46.7       46.5
                                                         ========   ========   ========   ========

        Average annual revenues per barrel
             of tankage utilized                         $   5.02   $   4.47   $   5.02   $   4.43
                                                         ========   ========   ========   ========
